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                                                                    EXHIBIT 24.1

                              POWERS OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Z. Jill Barclift and David Wesselink and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Shelf Registration Statement on Form S-3 with respect to shares of Series C Perpetual Convertible Preferred Stock, Common Stock and Series D Junior Participating Convertible Preferred Stock of Metris Companies Inc., and any and all amendments thereto, including a registration statement under Rule 462 and post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, each of said attorneys and agents to have the power to act with or without the other, and granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, duly lawfully do or cause to be done by virtue hereof.

               Signature                           Date
               ---------                           ----

By:
     ---------------------------------------     Dated: June __, 1999
     Theodore Deikel
     Chairman of the Board of Directors


By:  /s/ Dudley C. Mecum
     ---------------------------------------     Dated: June 29, 1999
     Dudley C. Mecum
     Director


By:  /s/ Frank D. Trestman
     ---------------------------------------     Dated: June 29, 1999
     Frank D. Trestman
     Director


By:
     ---------------------------------------     Dated: June __, 1999
     Derek V. Smith
     Director


By:
     ---------------------------------------     Dated: June __, 1999
     Lee R. Anderson
     Director


By:  /s/ John A. Cleary
     ---------------------------------------     Dated: June 29, 1999
     John A. Cleary
     Director


By:  /s/ Thomas H. Lee
     ---------------------------------------     Dated: June 29, 1999
     Thomas H. Lee
     Director


By:  /s/ David V. Harkins
     ---------------------------------------     Dated: June 29, 1999
     David V. Harkins
     Director


By:  /s/ C. Hunter Boll
     ---------------------------------------     Dated: June 29, 1999
     C. Hunter Boll
     Director


By:  /s/ Thomas M. Hagerty
     ---------------------------------------     Dated: June 29, 1999
     Thomas M. Hagerty
     Director